SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 18, 2014 (February 14, 2014)

FLOWERS FOODS, INC.

(Exact name of registrant as specified in its charter)

Georgia	1-16247	58-2582379
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1919 Flowers Circle, Thomasville, GA	31757
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (229) 226-9110

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 14, 2014, Flowers Foods, Inc. (the “Company”), entered into the first amendment (the “Term Loan Amendment”) to its credit agreement, dated as of April 5, 2013, with the lenders party thereto and Deutsche Bank AG New York Branch, as administrative agent (the “Term Loan Credit Agreement”), and the third amendment (the “Existing Revolving Facility Amendment”) to its amended and restated credit agreement, dated as of May 20, 2011, with the lenders party thereto and Deutsche Bank AG New York Branch, as administrative agent, swingline lender and issuing lender (as previously amended, the “Existing Revolving Facility”). The purpose of the Term Loan Amendment is to reduce the applicable interest rate of term loans made under the Term Loan Credit Agreement by reducing the applicable margin for (1) base rate loans to a range of 0.00% to 1.25% per annum and (2) Eurodollar rate loans to a range of 1.00% to 2.25% per annum, in each case, based on the leverage ratio of the Company and its subsidiaries. The purpose of the Existing Revolving Facility Amendment is to:

•	reduce the applicable interest rate by reducing the applicable margin for (1) base rate loans to a range of 0.00% to 0.95% and (2) Eurodollar rate loans to a range of 0.95% to 1.95%, in each case, based on the leverage ratio of the Company and its subsidiaries,

•	reduce the applicable facility fee to a range of 0.05% to 0.30%, due quarterly on all commitments under the Existing Revolving Facility, based on the leverage ratio of the Company and its subsidiaries, and

•	to extend the maturity date of the Existing Revolving Facility to February 14, 2019.

The Company has other relationships, including financial advisory and banking, with some parties to the Term Loan Credit Agreement and Existing Revolving Facility.

The foregoing summaries of the Term Loan Amendment and Existing Revolving Facility Amendment are not intended to be complete and are qualified in their entirety by reference to the full text of the Term Loan Amendment and Existing Revolving Facility Amendment, copies of which are attached hereto as Exhibit 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	First Amendment to Credit Agreement, dated as of February 14, 2014, among Flowers Foods, Inc., the lenders party thereto and Deutsche Bank AG New York Branch, as administrative agent

10.2	Third Amendment to Amended and Restated Credit Agreement, dated as of February 14, 2014, among Flowers Foods, Inc., the lenders party thereto and Deutsche Bank AG New York Branch, as administrative agent, swingline lender and issuing lender

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOWERS FOODS, INC.

By:	/s/ R. Steve Kinsey Name: R. Steve Kinsey Title: Executive Vice President and Chief Financial Officer

Date: February 18, 2014

EXHIBIT INDEX

Exhibit Number	Description

10.1	First Amendment to Credit Agreement, dated as of February 14, 2014, among Flowers Foods, Inc., the lenders party thereto and Deutsche Bank AG New York Branch, as administrative agent

10.2	Third Amendment to Amended and Restated Credit Agreement, dated as of February 14, 2014, among Flowers Foods, Inc., the lenders party thereto and Deutsche Bank AG New York Branch, as administrative agent, swingline lender and issuing lender